UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2012

Item 1.	Reports to Stockholders.

12	31	2012

ANNUAL REPORT

Oppenheimer Core Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/12

	Class A Shares of the Fund		Barclays Capital Credit Index	Barclays Capital U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond
	Without Sales Charge	With Sales Charge			Index
1-Year	9.72%	4.51%	9.37%	4.22%	4.23%
5-Year	–2.07	–3.02	7.65	5.95	6.08
10-Year	1.15	0.66	6.23	5.18	5.31

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER CORE BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 9.72% during the one-year period ended December 31, 2012. On a relative basis, the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned 4.22%, 9.37% and 4.23%, respectively. The Fund’s focus on positions that can potentially boost income above that of the benchmarks benefited performance this period.

MARKET OVERVIEW

Higher-yielding fixed-income securities and domestic equities generally produced positive returns this period. The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the

U.S. risk markets as well as across a number of international markets over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations (“LTROs”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CORE BOND FUND	3

The second quarter was more volatile for the markets. In the U.S., slower than expected first quarter growth contributed to a sell-off in the U.S. markets. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June.

In the second half of the period, the risk markets resumed an upward trend as certain events appeared to help calm market jitters. Investors had been deeply concerned about the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made far less likely the imminent fracturing of the Eurozone and the serious consequences that might have for the euro.

The markets responded positively to Central Banks continued efforts to stimulate economic growth. Following the dual LTROs, further action was taken, as the ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

In the U.S., the Federal Reserve (the “Fed”) introduced a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions and a last minute temporary resolution of the so-called fiscal cliff enacted by the U.S. Congress largely prevented the markets from trading in negative territory in the final quarter, a number of concerns throughout the globe remained and presented the possibility for future market volatility.

FUND REVIEW

The Fund’s continued favoring of spread products, particularly mortgage-backed obligations, over government debt contributed to its positive performance this period. Among mortgage-backed obligations, the Fund’s allocation to residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, all contributed positively to performance. These securities benefited from an ongoing recovery in housing in addition to the stabilization of commercial real estate. The Fund also received positive contributions from investment grade corporate bonds and high yield debt.

While our focus on spread products over government debt benefited Fund performance this period, U.S. Treasuries did produce positive returns, and so our limited exposure to them was the primary detractor from

4	OPPENHEIMER CORE BOND FUND

relative performance. Separately, the Fund held a neutral view of interest rates relative to the Barclays Capital U.S. Aggregate Bond Index.

STRATEGY & OUTLOOK

The markets in the U.S. may continue to see some volatility given the ongoing debate on the deficit, spending and taxes. However, markets seemed to welcome the actions taken by the Fed and other Central Banks

Krishna Memani Portfolio Manager

this period and we believe that the Fed will continue to respond to any downdraft in the domestic economy. We believe these stimulative measures have the potential to have a positive effect on economies and animal spirits globally, and look for the U.S. to continue to grow at a slow to moderate rate. Such a macro environment is behind our bias to overweight domestic spread product at the expense of low-yielding U.S. Treasuries.

Peter A. Strzalkowski, CFA Portfolio Manager

OPPENHEIMER CORE BOND FUND	5

Top Holdings and Allocations

CORPORATE BONDS & NOTES— TOP TEN INDUSTRIES
Oil, Gas & Consumable Fuels	3.8%
Capital Markets	3.3
Insurance	3.0
Commercial Banks	2.9
Media	2.4
Diversified Telecommunication Services	2.1
Diversified Financial Services	1.9
Real Estate Investment Trusts (REITs)	1.5
Specialty Retail	1.4
Metals & Mining	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	56.4%
AA	2.5
A	7.8
BBB	23.0
BB	5.8
B	0.2
CCC	2.9
CC	0.4
D	0.9
Unrated	0.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2012, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6	OPPENHEIMER CORE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/12

	Inception Date	1-Year	5-Year	10-Year
CLASS A (OPIGX)	4/15/88	9.72%	–2.07%	1.15%
CLASS B (OIGBX)	5/3/93	8.91%	–2.78%	0.69%
CLASS C (OPBCX)	7/11/95	9.06%	–2.77%	0.41%
CLASS I (OPBIX)	4/27/12	6.60%*	N/A	N/A
CLASS N (OPBNX)	3/1/01	9.61%	–2.30%	0.90%
CLASS Y (OPBYX)	4/27/98	10.18%	–1.70%	1.52%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/12
	Inception Date	1-Year	5-Year	10-Year
CLASS A (OPIGX)	4/15/88	4.51%	–3.02%	0.66%
CLASS B (OIGBX)	5/3/93	3.91%	–3.09%	0.69%
CLASS C (OPBCX)	7/11/95	8.06%	–2.77%	0.41%
CLASS I (OPBIX)	4/27/12	6.60%*	N/A	N/A
CLASS N (OPBNX)	3/1/01	8.61%	–2.30%	0.90%
CLASS Y (OPBYX)	4/27/98	10.18%	–1.70%	1.52%
*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 12/31/12
CLASS A		2.42%
CLASS B		1.89
CLASS C		1.80
CLASS I		2.98
CLASS N		2.29
CLASS Y		2.96

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the

OPPENHEIMER CORE BOND FUND	7

contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 12/31/12 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds; the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities; and the Barclays Capital Credit Index, an index of non-convertible U.S. investment grade corporate bonds. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER CORE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER CORE BOND FUND	9

Fund Expenses  Continued

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Class A	$1,000.00	$1,048.50	$4.64
Class B	1,000.00	1,044.70	8.41
Class C	1,000.00	1,044.50	8.51
Class I	1,000.00	1,052.40	2.58
Class N	1,000.00	1,047.10	5.93
Class Y	1,000.00	1,050.70	2.48

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.61	4.58
Class B	1,000.00	1,016.94	8.30
Class C	1,000.00	1,016.84	8.40
Class I	1,000.00	1,022.62	2.55
Class N	1,000.00	1,019.36	5.85
Class Y	1,000.00	1,022.72	2.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.63
Class C	1.65
Class I	0.50
Class N	1.15
Class Y	0.48

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS    December 31, 2012

	Principal Amount	Value
Asset-Backed Securities—10.1%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$1,460,000	$1,474,734
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.709%, 3/15/16[2]	3,355,000	3,357,657
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	3,089,884	3,104,305
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	1,220,000	1,220,603
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	610,000	610,304
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	1,995,000	2,122,565
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15	2,800,000	2,900,864
Series 2010-2, Cl. D, 6.24%, 6/8/16	1,670,000	1,799,280
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	720,000	766,169
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. B, 2.33%, 3/8/16	2,817,000	2,866,479
Series 2011-2, Cl. D, 4%, 5/8/17	3,440,000	3,625,132
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	3,995,000	4,199,047
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	2,760,000	2,987,050
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	2,765,000	2,983,080
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	4,505,000	4,666,770
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18	2,445,000	2,445,286
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2010-3A, Cl. A, 4.64%, 5/20/16[1]	1,760,000	1,904,543
Series 2011-2A, Cl. A, 2.37%, 11/20/14[1]	2,975,000	3,051,227
Series 2012-1A, Cl. A, 2.054%, 8/20/16[1]	5,870,000	6,022,118
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	412,363	444,322
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	460,000	468,419
Citibank Omni Master Trust, Credit Card Receivables Nts., Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	1,730,000	1,867,025
CPS Auto Trust, Automobile Receivable Nts.: Series 2012-B, Cl. A, 3.09%, 9/1/19[1]	3,358,234	3,371,969
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	1,189,756	1,190,670

OPPENHEIMER CORE BOND FUND	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Asset-Backed Securities Continued
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	$1,675,000	$1,685,419
Series 2012-2A, Cl. A, 1.52%, 3/15/20[1]	1,025,000	1,025,895
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	510,000	515,956
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	2,440,000	2,489,215
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[1]	2,035,000	2,050,875
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	2,531,294	2,539,155
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[1]	850,000	850,404
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[1]	2,775,000	2,807,873
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[1]	1,306,973	1,307,805
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[1]	365,000	365,975
Series 2012-2, Cl. D, 4.35%, 3/15/19[1]	860,000	872,961
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[1,2]	415,000	415,311
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	1,381,096	1,391,552
Series 2012-2A, Cl. A, 1.30%, 6/15/17[1]	1,467,934	1,472,928
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	1,415,000	1,435,888
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	351,987	352,013
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2012-1, Cl. C, 1.709%, 1/15/16[2]	1,625,000	1,633,984
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	2,900,000	2,956,266
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.559%, 3/15/16[2]	2,900,000	2,918,402
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	2,950,000	3,047,972
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	3,070,000	3,127,662
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	2,880,000	3,009,900
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	1,895,000	1,943,993
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	1,645,953	1,650,842
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	1,409,167	1,416,734

12	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Asset-Backed Securities Continued
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	$3,550,000	$3,725,487
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts.: Series 2012-4, Cl. A3, 1.04%, 8/15/16	6,260,000	6,303,144
Series 2012-4, Cl. D, 3.50%, 6/15/18	845,000	879,689
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts., Series 2012-5, Cl. D, 3.30%, 9/17/18	1,550,000	1,598,324
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 10/15/18	1,550,000	1,550,567
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	1,458,162	1,464,867
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	1,045,000	1,045,527
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,775,000	1,776,490
Series 2012-1, Cl. C, 2.52%, 3/15/16	1,280,000	1,281,034
Series 2012-1, Cl. D, 3.12%, 3/15/18	895,000	895,890
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[2,3]	1,045,000	1,046,108
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[1]	1,685,000	1,697,189
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	1,240,000	1,255,195
Total Asset-Backed Securities (Cost $125,625,811)		127,254,109
Mortgage-Backed Obligations—58.9%
Government Agency—46.9%
FHLMC/FNMA/FHLB/Sponsored—46.6%
Federal Home Loan Mortgage Corp.:
3.50%, 1/1/43[4]	9,275,000	9,865,557
5.50%, 9/1/39	5,485,798	5,989,110
6%, 5/15/18-11/1/37	1,348,504	1,471,608
6.50%, 4/15/18-4/1/34	1,493,210	1,651,564
7%, 7/15/21-10/1/37	6,751,696	8,036,982
8%, 4/1/16	103,214	110,403
9%, 4/14/17-5/1/25	43,918	50,623
12.50%, 5/15/14	39	40
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	12,115	13,904
Series 1590, Cl. IA, 1.30%, 10/15/23[2]	1,815,459	1,862,102
Series 2034, Cl. Z, 6.50%, 2/15/28	13,691	15,700
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,860,641	2,145,299
Series 2046, Cl. G, 6.50%, 4/15/28	1,054,509	1,208,712
Series 2053, Cl. Z, 6.50%, 4/15/28	13,972	16,015
Series 2063, Cl. PG, 6.50%, 6/15/28	914,321	1,048,352
Series 2145, Cl. MZ, 6.50%, 4/15/29	345,111	393,541
Series 2148, Cl. ZA, 6%, 4/15/29	540,311	609,953
Series 2195, Cl. LH, 6.50%, 10/15/29	833,368	957,264

OPPENHEIMER CORE BOND FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Throuth Certificates: Continued
Series 2326, Cl. ZP, 6.50%, 6/15/31	$239,054	$275,671
Series 2341, Cl. FP, 1.109%, 7/15/31[2]	416,002	426,145
Series 2399, Cl. PG, 6%, 1/15/17	258,155	275,089
Series 2423, Cl. MC, 7%, 3/15/32	1,304,777	1,538,961
Series 2453, Cl. BD, 6%, 5/15/17	250,483	268,178
Series 2461, Cl. PZ, 6.50%, 6/15/32	2,047,061	2,364,603
Series 2463, Cl. F, 1.209%, 6/15/32[2]	2,165,253	2,225,422
Series 2500, Cl. FD, 0.709%, 3/15/32[2]	138,761	140,460
Series 2526, Cl. FE, 0.609%, 6/15/29[2]	184,291	185,749
Series 2551, Cl. FD, 0.609%, 1/15/33[2]	379,984	383,276
Series 2676, Cl. KY, 5%, 9/15/23	2,829,419	3,106,088
Series 3025, Cl. SJ, 23.984%, 8/15/35[2]	415,583	618,896
Series 3822, Cl. JA, 5%, 6/1/40	3,060,108	3,192,543
Series 3848, Cl. WL, 4%, 4/1/40	3,113,432	3,319,021
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 16.378%, 4/1/27[5]	772,373	130,467
Series 192, Cl. IO, 11.611%, 2/1/28[5]	89,768	21,419
Series 206, Cl. IO, 0%, 12/1/29[5,6]	135,197	26,272
Series 2129, Cl. S, 16.97%, 2/15/29[5]	1,007,711	227,701
Series 2130, Cl. SC, 53.966%, 3/15/29[5]	290,560	69,712
Series 2134, Cl. SB, 61.36%, 3/15/29[5]	285,561	64,834
Series 2422, Cl. SJ, 54.173%, 1/15/32[5]	1,096,047	234,968
Series 243, Cl. 6, 11.754%, 12/15/32[5]	693,499	148,943
Series 2493, Cl. S, 65.09%, 9/15/29[5]	75,057	18,099
Series 2601, Cl. GS, 13.709%, 11/15/17[5]	588,814	24,579
Series 2796, Cl. SD, 65.562%, 7/15/26[5]	457,630	100,823
Series 2802, Cl. AS, 58.757%, 4/15/33[5]	408,187	17,462
Series 2920, Cl. S, 64.616%, 1/15/35[5]	1,805,195	365,340
Series 2922, Cl. SE, 11.219%, 2/15/35[5]	1,469,891	345,019
Series 3005, Cl. WI, 0.71%, 7/15/35[5]	3,114,583	114,704
Series 3201, Cl. SG, 9.712%, 8/15/36[5]	4,180,290	719,792
Series 3450, Cl. BI, 14.914%, 5/15/38[5]	8,122,268	1,237,189
Series 3606, Cl. SN, 9.09%, 12/15/39[5]	2,273,799	349,156
Series 3662, Cl. SM, 27.282%, 10/15/32[5]	6,894,940	927,789
Series 3736, Cl. SN, 8.022%, 10/15/40[5]	16,243,717	2,767,046
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.715%, 6/1/26[7]	104,375	91,544
Federal National Mortgage Assn.: 2.50%, 1/1/28[4]	175,840,000	183,917,650
3%, 1/1/28-1/1/43[4]	49,720,000	52,206,680
3.50%, 1/1/28-1/1/43[4]	48,175,000	51,326,848
4%, 1/1/43[4]	53,595,000	57,463,889
4.50%, 1/1/28-1/1/43[4]	72,115,000	77,889,970
5.50%, 12/25/18-5/1/36	4,522,759	4,971,291
6%, 5/25/20	373,596	397,106
6.50%, 6/25/17-11/25/31	8,634,310	9,776,848
7%, 9/25/14-4/1/34	4,061,363	4,753,640
7.50%, 1/1/33-8/25/33	4,656,532	5,643,486
8.50%, 7/1/32	17,001	21,099
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1993-104, Cl. ZB, 6.50%, 7/25/23	316,165	353,228

14	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	$255,135	$290,568
Trust 1996-35, Cl. Z, 7%, 7/25/26	82,107	95,411
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	515,499	591,232
Trust 1998-61, Cl. PL, 6%, 11/25/28	649,199	732,940
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	976,640	1,118,736
Trust 1999-60, Cl. PG, 7.50%, 12/25/29	4,235,115	4,984,146
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,073,733	1,241,326
Trust 2002-10, Cl. FB, 0.71%, 3/25/17[2]	83,434	84,047
Trust 2002-16, Cl. PG, 6%, 4/25/17	477,697	512,119
Trust 2002-2, Cl. UC, 6%, 2/25/17	290,874	309,977
Trust 2002-56, Cl. FN, 1.21%, 7/25/32[2]	585,759	602,050
Trust 2003-130, Cl. CS, 13.681%, 12/25/33[2]	3,140,260	3,883,379
Trust 2003-21, Cl. FK, 0.61%, 3/25/33[2]	171,789	173,282
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	1,430,053	1,573,122
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,225,108	1,303,775
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	4,692,836	5,166,480
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	10,000,000	11,282,540
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	3,056,269
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	1,078,608	1,174,966
Trust 2006-50, Cl. SK, 23.431%, 6/25/36[2]	1,108,742	1,697,440
Trust 2007-109, Cl. NF, 0.76%, 12/25/37[2]	3,043,427	3,085,385
Trust 2009-36, Cl. FA, 1.15%, 6/25/37[2]	2,662,679	2,703,842
Trust 2009-37, Cl. HA, 4%, 4/1/19	2,953,840	3,121,791
Trust 2009-70, Cl. PA, 5%, 8/1/35	1,350,392	1,364,082
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,310,526	1,405,703
Trust 2011-3, Cl. KA, 5%, 4/1/40	3,009,136	3,291,307
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-15, Cl. SA, 51.662%, 3/17/31[5]	430,167	82,425
Trust 2001-61, Cl. SE, 30.697%, 11/18/31[5]	500,845	104,617
Trust 2001-65, Cl. S, 31.393%, 11/25/31[5]	1,113,888	246,688
Trust 2001-78, Cl. JS, 3.929%, 8/25/41[5]	6,212,860	923,988
Trust 2001-81, Cl. S, 23.942%, 1/25/32[5]	153,106	36,532
Trust 2002-12, Cl. SB, 38.421%, 7/25/31[5]	244,576	52,305
Trust 2002-2, Cl. SW, 44.63%, 2/25/32[5]	296,140	59,560
Trust 2002-38, Cl. SO, 52.157%, 4/25/32[5]	140,091	31,133
Trust 2002-41, Cl. S, 66.561%, 7/25/32[5]	1,426,521	334,092
Trust 2002-47, Cl. NS, 34.867%, 4/25/32[5]	466,036	107,443
Trust 2002-5, Cl. SD, 62.624%, 2/25/32[5]	250,318	56,617
Trust 2002-51, Cl. S, 35.062%, 8/25/32[5]	427,910	98,650
Trust 2002-52, Cl. SD, 41.172%, 9/25/32[5]	558,292	129,745
Trust 2002-60, Cl. SM, 25.221%, 8/25/32[5]	1,635,949	267,987
Trust 2002-60, Cl. SY, 1.355%, 4/25/32[5]	1,413,678	47,363
Trust 2002-64, Cl. SD, 15.114%, 4/25/27[5]	568,578	141,610
Trust 2002-7, Cl. SK, 28.866%, 1/25/32[5]	944,977	155,584
Trust 2002-75, Cl. SA, 28.081%, 11/25/32[5]	864,312	162,008
Trust 2002-77, Cl. BS, 24.396%, 12/18/32[5]	1,727,973	355,568
Trust 2002-77, Cl. IS, 47.296%, 12/18/32[5]	238,673	56,953
Trust 2002-77, Cl. JS, 19.428%, 12/18/32[5]	1,577,651	291,762
Trust 2002-77, Cl. SA, 23.085%, 12/18/32[5]	1,556,088	285,938
Trust 2002-77, Cl. SH, 39.574%, 12/18/32[5]	233,607	54,040
Trust 2002-84, Cl. SA, 36.601%, 12/25/32[5]	237,993	46,704
Trust 2002-89, Cl. S, 55.648%, 1/25/33[5]	2,092,404	516,150

OPPENHEIMER CORE BOND FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-9, Cl. MS, 28.443%, 3/25/32[5]	$13,492	$3,055
Trust 2002-90, Cl. SN, 30.167%, 8/25/32[5]	1,488,498	243,602
Trust 2002-90, Cl. SY, 37.447%, 9/25/32[5]	756,567	141,185
Trust 2003-14, Cl. OI, 16.973%, 3/25/33[5]	3,308,331	564,498
Trust 2003-26, Cl. IK, 8.521%, 4/25/33[5]	1,113,652	240,630
Trust 2003-33, Cl. SP, 27.089%, 5/25/33[5]	1,471,407	243,333
Trust 2003-4, Cl. S, 29.64%, 2/25/33[5]	455,104	85,284
Trust 2003-52, Cl. NS, 44.617%, 6/25/23[5]	6,750,878	943,416
Trust 2003-89, Cl. XS, 65.931%, 11/25/32[5]	438,013	5,885
Trust 2004-54, Cl. DS, 49.93%, 11/25/30[5]	117,353	21,887
Trust 2004-56, Cl. SE, 13.064%, 10/25/33[5]	1,923,123	323,630
Trust 2005-12, Cl. SC, 14.194%, 3/25/35[5]	746,398	184,475
Trust 2005-40, Cl. SA, 55%, 5/25/35[5]	1,046,561	228,068
Trust 2005-5, Cl. SD, 11.676%, 1/25/35[5]	3,054,182	482,039
Trust 2005-6, Cl. SE, 72.203%, 2/25/35[5]	1,561,519	310,811
Trust 2005-71, Cl. SA, 61.234%, 8/25/25[5]	1,758,445	277,791
Trust 2005-93, Cl. SI, 13.588%, 10/25/35[5]	1,719,583	275,941
Trust 2006-53, Cl. US, 11.185%, 6/25/36[5]	138,481	19,396
Trust 2007-75, Cl. BI, 7.66%, 8/25/37[5]	9,062,809	1,991,545
Trust 2008-46, Cl. EI, 17.096%, 6/25/38[5]	8,386,509	1,290,688
Trust 2008-55, Cl. SA, 13.223%, 7/25/38[5]	3,178,438	463,336
Trust 2009-8, Cl. BS, 22.648%, 2/25/24[5]	4,115,021	418,745
Trust 222, Cl. 2, 25.901%, 6/1/23[5]	770,206	155,489
Trust 247, Cl. 2, 47.397%, 10/1/23[5]	78,988	17,336
Trust 252, Cl. 2, 41.024%, 11/1/23[5]	771,126	164,400
Trust 254, Cl. 2, 35.654%, 1/1/24[5]	1,404,250	294,909
Trust 2682, Cl. TQ, 99.999%, 10/15/33[5]	1,956,942	408,197
Trust 2981, Cl. BS, 99.999%, 5/15/35[5]	3,544,144	795,570
Trust 301, Cl. 2, 1.402%, 4/1/29[5]	405,928	94,796
Trust 303, Cl. IO, 9.146%, 11/1/29[5]	66,698	13,122
Trust 319, Cl. 2, 2.302%, 2/1/32[5]	325,075	49,865
Trust 320, Cl. 2, 10.454%, 4/1/32[5]	5,173,553	949,688
Trust 321, Cl. 2, 4.795%, 4/1/32[5]	956,594	149,163
Trust 324, Cl. 2, 0.297%, 7/1/32[5]	445,217	68,288
Trust 331, Cl. 9, 2.874%, 2/1/33[5]	3,061,287	479,546
Trust 334, Cl. 14, 5.773%, 2/1/33[5]	2,725,778	402,622
Trust 334, Cl. 15, 7.057%, 2/1/33[5]	1,992,772	305,117
Trust 334, Cl. 17, 13.732%, 2/1/33[5]	105,211	24,348
Trust 339, Cl. 12, 0.759%, 7/1/33[5]	2,644,808	468,807
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	2,774,033	386,371
Trust 343, Cl. 13, 8.743%, 9/1/33[5]	2,694,798	373,373
Trust 343, Cl. 18, 6.442%, 5/1/34[5]	1,803,742	253,996
Trust 345, Cl. 9, 0%, 1/1/34[5,6]	1,348,073	165,587
Trust 351, Cl. 10, 2.401%, 4/1/34[5]	1,111,275	155,348
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	1,815,107	267,851
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	1,402,450	197,991
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	689,561	96,036
Trust 362, Cl. 13, 0%, 8/1/35[5,6]	1,702,168	255,894
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	2,436,848	347,348
Trust 365, Cl. 16, 0.787%, 3/1/36[5]	1,936,852	280,479
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.25%, 9/25/23[7]	246,159	225,449
		586,589,027

16	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
GNMA/Guaranteed—0.3%
Government National Mortgage Assn.: 1.75%, 8/8/25-7/1/27[2]	$12,212	$12,702
8.50%, 8/1/17-12/15/17	64,616	69,151
10.50%, 12/29/17	5,959	6,120
11%, 11/8/19	8,724	9,428
12%, 5/29/14	26	26
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 82.244%, 1/16/27[5]	595,300	117,246
Series 2002-15, Cl. SM, 70.567%, 2/16/32[5]	649,329	145,445
Series 2002-41, Cl. GS, 49.835%, 6/16/32[5]	452,161	95,491
Series 2002-76, Cl. SY, 81.004%, 12/16/26[5]	327,518	74,873
Series 2004-11, Cl. SM, 71.702%, 1/17/30[5]	128,090	33,583
Series 2007-17, Cl. AI, 21.583%, 4/16/37[5]	3,443,260	865,599
Series 2011-52, Cl. HS, 11.748%, 4/16/41[5]	10,273,171	2,869,677
		4,299,341
Non-Agency—12.0%
Commercial—7.0%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 4.39%, 4/14/29[5]	2,668,456	107,469
Banc of America Commercial Mortgage Trust 2006-6, Commercial Mtg. Pass-Through Certificates, Series 2006-6, Cl. AM, 5.39%, 10/1/45	2,820,000	3,078,127
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.434%, 6/1/47[2]	2,376,689	2,067,003
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.89%, 6/1/50[2]	2,880,000	3,281,030
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 99.999%, 6/15/24[1,5]	997,891	47,643
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	664,581	676,799
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	925,104	757,817
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.06%, 12/1/49[2]	2,940,000	3,307,847
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	214,527	217,720
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,310,000	3,810,988
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.409%, 2/1/39[2]	1,890,000	2,011,287
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2010-C1, Cl. XPA, 5.006%, 9/1/20[1,5]	25,446,561	1,497,734
Series 2012-CR5, Cl. XA, 3.239%, 12/1/45[5]	17,564,000	2,172,257
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	1,841,018	1,885,658

OPPENHEIMER CORE BOND FUND	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	$1,999,046	$1,430,701
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	1,662,120	1,705,093
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	2,739,112	3,027,504
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,711,796	1,698,596
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.931%, 11/1/35[2]	3,483,048	2,757,824
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	3,980,000	4,108,982
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	183,553	189,517
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	945,000	1,096,112
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	1,976,918	2,011,978
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. A4, 5.812%, 6/1/49[2]	5,100,000	5,984,763
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	2,925,976	2,706,997
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[1,2]	2,828,309	1,991,107
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 56.937%, 2/18/30[5]	1,075,925	19,778
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	70,927	62,612
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	2,800,000	3,145,776
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	2,830,000	3,067,464
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates:
Series 2007-IQ15, Cl. A4, 5.882%, 6/1/49[2]	1,600,000	1,893,159
Series 2007-IQ15, Cl. AM, 5.882%, 6/1/49[2]	3,115,000	3,442,994
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.298%, 11/1/36[2,3]	2,483,987	1,320,569
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 99.999%, 5/18/32[5]	20,835,042	18,356
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.333%, 5/1/36[2]	1,670,690	1,386,750
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.82%, 7/1/37[2]	3,392,981	2,625,879
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[1,2]	250,000	226,552
Wachovia Bank Commercial Mortgage Trust 2003-C5, Commercial Mtg. Pass-Through Certificates, Series 2003-C5, Cl. A2, 3.989%, 6/1/35	923,288	929,834

18	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Commercial Continued
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates:
Series 2006-C28, Cl. AM, 5.603%, 10/1/48[2]	$2,970,000	$3,262,686
Series 2006-C28, Cl. A4, 5.572%, 10/1/48	1,640,000	1,886,876
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	38,777	39,004
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	2,965,000	3,491,173
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.536%, 12/1/35[2]	1,826,327	1,692,724
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.716%, 4/1/37[2]	944,012	867,006
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.988%, 11/1/37[2]	2,217,158	1,987,053
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 11.244%, 3/1/44[5]	28,245,853	2,310,567
		87,305,365
Multifamily—1.1%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	3,427,832	3,111,002
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1 A2A, 5.596%, 6/1/36[2]	2,127,930	1,980,007
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	444,725	402,366
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	1,464,068	1,216,199
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	892,897	724,177
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.018%, 5/1/37[2]	499,736	480,054
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.627%, 3/1/36[2]	3,952,005	3,858,670
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.76%, 3/25/36[2]	2,317,098	2,241,668
		14,014,143
Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	1,115,000	1,288,734
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 15.251%, 10/23/17[5]	221	9
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 0.939%, 10/23/17[7]	338	335
		1,289,078

OPPENHEIMER CORE BOND FUND	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Residential—3.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-1, Cl. 1A3, 6%, 1/1/37	$1,807,681	$1,579,572
Series 2007-4, Cl. AM, 5.796%, 2/1/51[2]	3,075,000	3,471,758
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.496%, 5/1/36[2]	888,603	872,145
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	2,462,058	2,420,023
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.32%, 7/25/36[2]	1,284,424	1,230,502
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.77%, 2/25/33[2]	458,524	425,450
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	1,747,315	1,621,599
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	5,871,220	5,370,722
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	1,154,148	1,067,505
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	3,368,824	3,018,665
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	2,237,646	1,744,934
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	3,839,581	3,106,765
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.227%, 5/1/36[2]	2,000,675	1,869,394
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	1,284,537	1,113,441
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.33%, 6/25/47[2]	1,157,799	1,143,402
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	1,314,301	1,269,725
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	2,875,610	2,720,530
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.693%, 12/25/34[2]	1,036,426	1,041,296
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,8]	1,750,658	140,053
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.504%, 1/1/36[2]	638,493	572,917
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	258,800	267,210
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	290,062	216,441
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,486,079	1,114,579

20	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Residential Continued
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	$624,321	$561,844
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	702,967	699,149
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.147%, 5/1/37[2]	1,861,832	1,803,762
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 4.812%, 6/25/37[2]	898,773	744,285
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.60%, 1/1/37[2]	1,188,426	1,044,586
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	2,618,779	2,480,815
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,088,091	1,157,673
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.632%, 10/1/36[2]	1,934,339	1,907,467
		47,798,209

Total Mortgage-Backed Obligations (Cost $719,228,515)		741,295,163
U.S. Government Obligations—3.9%
Federal Home Loan Mortgage Corp. Nts.: 0.75%, 1/12/18	2,465,000	2,451,319
1.25%, 8/1/19-10/2/19	2,585,000	2,582,059
2.375%, 1/13/22	5,830,000	6,095,906
5.25%, 4/18/16	2,650,000	3,067,526
Federal National Mortgage Assn. Nts., 0.875%, 12/20/17	5,746,000	5,764,209
U.S. Treasury Bonds: 7.50%, 11/15/16[9]	7,700,000	9,758,549
STRIPS, 3.862%, 2/15/13[10]	1,520,000	1,519,889
U.S. Treasury Nts.: 1.75%, 5/15/22	905,000	911,929
5.125%, 5/15/16	14,830,000	17,149,501
Total U.S. Government Obligations (Cost $47,189,071)		49,300,887
Corporate Bonds and Notes—42.7%
Consumer Discretionary—7.3%
Auto Components—0.2%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	2,745,000	2,964,600
Automobiles—0.8%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,581,000	2,462,346
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	6,819,000	7,946,999
		10,409,345
Diversified Consumer Services—0.3%
Service Corp. International, 7.625% Sr. Unsec. Nts., 10/1/18	2,605,000	3,112,975

OPPENHEIMER CORE BOND FUND	21

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure—0.7%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	$837,000	$900,766
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	5,163,000	5,670,869
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	1,788,000	2,212,096
		8,783,731
Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	3,078,000	3,339,630
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	1,106,000	1,114,930
		4,454,560
Media—2.4%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,751,000	2,649,352
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	744,000	784,992
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	2,825,000	3,277,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	873,000	883,782
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	3,022,000	3,460,190
Historic TW, Inc., 9.125% Debs., 1/15/13	922,000	924,533
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14	2,269,000	2,467,538
10% Sr. Unsec. Nts., 7/15/17	2,881,000	3,161,898
Lamar Media Corp., 5% Sr. Sub. Nts., 5/1/23[1]	3,115,000	3,216,238
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,048,000	1,328,568
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	1,542,000	2,252,068
Time Warner, Inc., 9.15% Debs., 2/1/23	400,000	591,164
Virgin Media Secured Finance plc: 5.25% Sr. Sec. Nts., 1/15/21	1,825,000	2,132,494
6.50% Sr. Sec. Nts., 1/15/18	3,389,000	3,664,356
		30,794,173
Multiline Retail—0.6%
Dollar General Corp., 4.125% Nts., 7/15/17	3,080,000	3,249,400
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	4,350,000	4,666,658
		7,916,058
Specialty Retail—1.4%
Gap, Inc. (The), 5.95% Sr. Unsec. Unsub. Nts., 4/12/21	3,526,000	4,036,819
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	2,994,000	3,443,100
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	3,333,000	3,649,635
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	3,071,000	3,408,810
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	2,606,000	2,833,944
		17,372,308

22	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	$2,874,000	$3,175,770
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	2,633,000	2,965,416
		6,141,186
Consumer Staples—2.8%
Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,587,000	2,608,455
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	3,180,000	3,259,255
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	824,000	888,516
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	2,875,000	3,069,934
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	1,478,000	1,625,677
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	1,324,000	1,502,246
		12,954,083
Food & Staples Retailing—0.3%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	845,000	792,678
Safeway, Inc.: 3.95% Sr. Unsec. Unsub. Nts., 8/15/20	1,950,000	1,951,841
5.625% Sr. Unsec. Unsub. Nts., 8/15/14	1,131,000	1,203,793
		3,948,312
Food Products—1.1%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	2,811,000	2,958,845
8.50% Sr. Unsec. Nts., 6/15/19	1,956,000	2,518,213
ConAgra Foods, Inc., 3.25% Sr. Unsec. Unsub. Nts., 9/15/22	1,507,000	1,515,071
Kraft Foods Group, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40[1]	958,000	1,260,251
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	3,180,000	3,458,250
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	1,598,000	1,736,016
		13,446,646
Tobacco—0.4%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,495,000	2,502,738
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	1,831,000	2,224,965
		4,727,703
Energy—4.9%
Energy Equipment & Services—1.1%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	3,357,000	3,780,687
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	2,633,000	2,830,154
Precision Drilling Corp.: 6.50% Sr. Unsec. Nts., 12/15/21	1,380,000	1,476,600
6.625% Sr. Unsec. Nts., 11/15/20	1,330,000	1,436,400
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	2,249,000	2,444,566

OPPENHEIMER CORE BOND FUND	23

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Energy Equipment & Services Continued
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	$1,949,000	$2,149,295

		14,117,702
Oil, Gas & Consumable Fuels—3.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	1,155,000	1,425,912
Canadian Oil Sands Ltd.: 5.80% Sr. Unsec. Nts., 8/15/13[1]	2,907,000	3,000,896
6% Sr. Unsec. Nts., 4/1/42[1]	1,361,000	1,599,830
DCP Midstream LLC, 5.35% Sr. Unsec. Nts., 3/18/20[1]	2,098,000	2,317,027
DCP Midstream Operating LP, 2.50% Sr. Unsec. Unsub. Nts., 12/1/17	2,750,000	2,737,482
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Nts., 11/1/42	2,106,000	2,069,164
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	1,463,000	1,555,655
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	2,402,000	2,641,189
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	884,000	1,009,188
8.50% Sr. Unsec. Nts., 4/15/14	2,216,000	2,410,383
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	2,933,000	3,152,975
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	1,340,000	1,733,784
NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22	3,112,000	2,960,704
Phillips 66, 4.30% Unsec. Nts., 4/1/22[1]	2,141,000	2,394,426
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	2,966,000	3,299,675
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	2,768,000	2,990,132
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	3,097,000	3,097,000
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[1]	1,556,000	1,675,141
Woodside Finance Ltd.: 4.60% Sr. Unsec. Nts., 5/10/21[1]	2,232,000	2,461,950
5% Sr. Unsec. Nts., 11/15/13[1,4]	2,979,000	3,078,216
		47,610,729
Financials—13.5%
Capital Markets—3.3%
Blackstone Holdings Finance Co. LLC: 4.75% Sr. Unsec. Nts., 2/15/23[1]	898,000	955,472
6.625% Sr. Unsec. Nts., 8/15/19[1]	3,819,000	4,426,595
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	2,839,000	2,948,918
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21	2,592,000	2,957,096
6.25% Sr. Nts., 2/1/41	2,816,000	3,458,031
Macquarie Bank Ltd.: 5% Sr. Nts., 2/22/17[1]	979,000	1,071,417
6.625% Unsec. Sub. Nts., 4/7/21[1]	4,420,000	4,889,064
Morgan Stanley: 4.875% Sub. Nts., 11/1/22	2,483,000	2,573,088
6.375% Sr. Unsec. Nts., 7/24/42	6,342,000	7,441,189

24	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Capital Markets Continued
Nomura Holdings, Inc.: 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	$2,649,000	$2,766,287
6.70% Sr. Unsec. Nts., 3/4/20	271,000	316,474
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	2,772,000	3,105,763
UBS AG (Stamford CT), 2.25% Sr. Unsec. Nts., 8/12/13	1,228,000	1,239,950
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[11]	3,313,000	3,395,825
		41,545,169
Commercial Banks—2.9%
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	5,277,000	5,296,789
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[1]	3,000,000	3,243,750
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	7,750,000	7,769,375
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	2,530,000	2,797,456
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	1,818,000	1,838,991
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[1]	6,024,000	6,152,576
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K11	3,421,000	3,942,703
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	5,293,000	5,533,487
		36,575,127
Consumer Finance—0.9%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	2,690,000	2,729,118
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22[1]	3,485,000	3,599,325
SLM Corp., 4.625% Sr. Unsec. Nts., 9/25/17	4,869,000	4,988,227
		11,316,670
Diversified Financial Services—1.9%
Citigroup, Inc.: 4.50% Sr. Unsec. Nts., 1/14/22	3,833,000	4,280,024
5.95% Sub. Nts., 12/31/49	3,144,000	3,187,230
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[11]	9,819,000	11,164,910
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	4,191,000	5,459,578
		24,091,742
Insurance—3.0%
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	1,458,000	1,563,705
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	2,298,000	2,697,402
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	1,534,000	1,811,071
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[1]	2,825,000	3,051,814
Hartford Life, Inc., 7.375% Sr. Unsec. Unsub. Nts., 3/1/31	4,639,000	5,854,437
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	1,900,000	1,904,763
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	6,087,000	6,094,609
Marsh & McLennan Cos., Inc., 5.375% Nts., 7/15/14	667,000	712,286
Prudential Financial, Inc., 5.625% Unsec. Sub. Nts., 6/15/43	1,811,000	1,885,794

OPPENHEIMER CORE BOND FUND	25

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Insurance Continued
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,11]	$5,773,000	$6,053,799
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	4,847,000	5,541,953
		37,171,633
Real Estate Investment Trusts (REITs)—1.5%
American Tower Corp.: 5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,185,000	1,329,859
7% Sr. Unsec. Nts., 10/15/17	2,465,000	2,949,868
CommonWealth REIT, 6.40% Sr. Unsec. Unsub. Nts., 2/15/15	2,890,000	3,103,343
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	3,074,000	3,135,093
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	2,830,000	2,977,740
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	2,147,000	2,295,716
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[1]	2,683,000	2,920,183
		18,711,802
Health Care—1.7%
Biotechnology—0.7%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	3,031,000	3,260,044
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	3,363,000	3,431,292
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	1,585,000	1,970,871
		8,662,207
Health Care Providers & Services—0.6%
Express Scripts Holding Co., 6.25% Sr. Unsec. Nts., 6/15/14	2,795,000	3,010,931
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	1,440,000	1,903,782
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	2,043,000	2,342,786
		7,257,499
Pharmaceuticals—0.4%
AbbVie, Inc., 2.90% Sr. Unsec. Nts., 11/6/22[1]	2,183,000	2,225,210
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	3,358,000	3,709,848
		5,935,058
Industrials—3.3%
Aerospace & Defense—0.4%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	2,130,000	2,268,450
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,933,000	3,204,303
		5,472,753
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,029,000	1,047,390
Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	3,175,000	3,325,813
Electrical Equipment—0.1%
Turlock Corp., 4.15% Sr. Unsec. Unsub. Nts., 11/2/42[1]	1,568,000	1,587,351

26	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Industrial Conglomerates—0.8%
General Electric Capital Corp.: 6.375% Unsec. Sub. Bonds, 11/15/67	$6,149,000	$6,502,568
7.125% Unsec. Sub. Nts., 12/15/49	2,600,000	2,950,381
		9,452,949
Machinery—0.9%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	3,214,000	3,559,505
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	2,233,000	2,463,475
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	2,240,000	2,340,950
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[1]	2,616,000	2,929,920
		11,293,850
Professional Services—0.2%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	2,833,000	3,038,393
Road & Rail—0.5%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	1,243,000	1,490,730
Kansas City Southern de Mexico SA de CV, 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	2,757,000	3,142,980
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50% Sr. Nts., 7/11/14[1]	1,142,000	1,154,361
		5,788,071
Information Technology—2.0%
Communications Equipment—0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	1,294,000	1,474,815
Computers & Peripherals—0.6%
Hewlett-Packard Co.: 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	5,375,000	5,366,400
4.75% Sr. Unsec. Nts., 6/2/14	2,192,000	2,285,732
		7,652,132
Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp., 4.75% Sr. Unsec. Unsub. Nts., 11/15/14	848,000	903,958
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	3,515,000	3,791,652
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	1,196,000	1,260,713
		5,956,323
Internet Software & Services—0.1%
eBay, Inc., 4% Sr. Unsec. Unsub. Nts., 7/15/42	1,269,000	1,237,176
Office Electronics—0.2%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	2,655,000	2,700,764
Software—0.5%
Autodesk, Inc.: 1.95% Sr. Unsec. Unsub. Nts., 12/15/17	1,493,000	1,486,765
3.60% Sr. Unsec. Unsub. Nts., 12/15/22	945,000	950,017
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	3,908,000	4,108,602
		6,545,384

OPPENHEIMER CORE BOND FUND	27

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Materials—3.3%
Chemicals—0.8%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	$1,491,000	$1,794,183
CF Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 5/1/20	2,408,000	3,032,536
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	1,560,000	1,670,311
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	1,502,000	1,472,935
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	1,547,000	1,547,486
		9,517,451
Containers & Packaging—0.9%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	2,937,000	3,234,371
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	2,751,000	3,191,160
Rock-Tenn Co.: 3.50% Sr. Nts., 3/1/20[1]	926,000	951,100
4.90% Sr. Unsec. Nts., 3/1/22[1]	1,064,000	1,150,788
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[1]	2,552,000	2,928,420
		11,455,839
Metals & Mining—1.2%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,554,000	1,722,698
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	814,000	794,227
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	2,166,000	2,150,019
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	4,948,000	5,637,588
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15[4]	2,070,000	2,251,036
6% Sr. Unsec. Unsub. Nts., 10/15/15	2,552,000	2,837,280
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[1]	52,000	58,738
		15,451,586
Paper & Forest Products—0.4%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	1,333,000	1,579,844
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	2,593,000	3,391,016
		4,970,860
Telecommunication Services—2.4%
Diversified Telecommunication Services—2.1%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	3,567,000	4,577,538
British Telecommunications plc, 9.625% Bonds, 12/15/30	1,896,000	3,014,026
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	2,430,000	2,541,437
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	2,863,000	3,306,765
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	3,643,000	3,961,763
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	3,976,000	4,249,350
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	1,690,000	2,289,996
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 4/1/23	2,917,000	3,084,728
		27,025,603

28	OPPENHEIMER CORE BOND FUND

	Principal Amount	Value
Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	$1,654,000	$1,721,531
CC Holdings GS V LLC, 3.849% Sr. Sec. Nts., 4/15/23[1]	1,573,000	1,601,718
		3,323,249
Utilities—1.5%
Electric Utilities—1.0%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	4,312,000	4,679,288
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	2,763,000	2,792,070
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Nts., 12/1/22	125,000	127,354
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[1]	4,961,000	5,583,799
		13,182,511
Energy Traders—0.2%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	2,889,000	3,009,463
Multi-Utilities—0.3%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	2,917,000	3,262,158
Total Corporate Bonds and Notes (Cost $503,907,747)		537,792,902
	Shares
Investment Company—17.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[12,13] (Cost $225,847,537)	225,847,537	225,847,537
Total Investments, at Value (Cost $1,621,798,681)	133.5%	1,681,490,598
Liabilities in Excess of Other Assets	(33.5)	(421,959,238)

Net Assets	100.0%	$1,259,531,360

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $163,005,639 or 12.94% of the Fund’s net assets as of December 31, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2012 was $3,923,464, which represents 0.31% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.298%, 11/1/36	10/24/12	$1,195,138	$1,320,569	$125,431
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	1,703,335	140,053	(1,563,282)
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-1/19/12	1,406,011	1,416,734	10,723
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14	9/19/12	1,044,991	1,046,108	1,117

		$5,349,475	$3,923,464	$(1,426,011)

OPPENHEIMER CORE BOND FUND	29

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See Note 1 of the accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $39,313,280 or 3.12% of the Fund’s net assets as of December 31, 2012.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $317,328 or 0.03% of the Fund’s net assets as of December 31, 2012.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,300,295. See Note 6 of the accompanying Notes.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	216,745,143	529,202,094	520,099,700	225,847,537

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$225,847,537	$414,264

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

13. Rate shown is the 7-day yield as of December 31, 2012.

Futures Contracts as of December 31, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds, 20 yr.	Sell	155	3/19/13	$22,862,500	$147,160
U.S. Treasury Nts., 2 yr.	Sell	444	3/28/13	97,888,125	(18,137)
U.S. Treasury Nts., 5 yr.	Sell	505	3/28/13	62,829,102	12,353
U.S. Treasury Nts., 10 yr.	Sell	520	3/19/13	69,046,250	244,079
U.S. Treasury Ultra Bonds	Buy	329	3/19/13	53,493,344	(858,574)

					$(473,119)

See accompanying Notes to Financial Statements.

30	OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES    December 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,395,951,144)	$1,455,643,061
Affiliated companies (cost $225,847,537)	225,847,537
1,681,490,598
Cash	2,904,043
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	53,334,792
Interest, dividends and principal paydowns	9,696,202
Shares of beneficial interest sold	1,276,988
Futures margins	235,170
Other	64,931
Total assets	1,749,002,724
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	485,939,816
Shares of beneficial interest redeemed	2,528,265
Futures margins	429,811
Transfer and shareholder servicing agent fees	142,436
Distribution and service plan fees	137,482
Shareholder communications	74,598
Trustees’ compensation	42,112
Dividends	75
Other	176,769
Total liabilities	489,471,364
Net Assets	$1,259,531,360
Composition of Net Assets
Par value of shares of beneficial interest	$179,957
Additional paid-in capital	1,674,769,909
Accumulated net investment income	992,747
Accumulated net realized loss on investments	(475,630,051)
Net unrealized appreciation on investments	59,218,798
Net Assets	$1,259,531,360

OPPENHEIMER CORE BOND FUND	31

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $453,044,138 and 64,695,748 shares of beneficial interest outstanding)	$7.00
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.35
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,311,693 and 4,187,377 shares of beneficial interest outstanding)	$7.00
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $129,187,072 and 18,430,191 shares of beneficial interest outstanding)	$7.01
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,273,087 and 324,902 shares of beneficial interest outstanding)	$7.00
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,986,088 and 5,426,776 shares of beneficial interest outstanding)	$7.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $607,729,282 and 86,892,372 shares of beneficial interest outstanding)	$6.99

See accompanying Notes to Financial Statements.

32	OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS    For the Year Ended December 31, 2012

Investment Income
Interest	$50,007,920
Fee income on when-issued securities	7,456,384
Dividend from affiliated companies	414,264
Other income	19,487
Total investment income	57,898,055
Expenses
Management fees	5,824,073
Distribution and service plan fees:
Class A	1,052,488
Class B	289,526
Class C	1,202,156
Class N	187,937
Transfer and shareholder servicing agent fees:
Class A	1,107,322
Class B	141,558
Class C	292,633
Class I	21
Class N	111,126
Class Y	41,048
Shareholder communications:
Class A	144,935
Class B	20,788
Class C	35,846
Class N	8,081
Class Y	5,189
Trustees’ compensation	66,465
Custodian fees and expenses	37,389
Administration service fees	1,500
Other	273,440
Total expenses	10,843,521
Less waivers and reimbursements of expenses	(1,087,087)
Net expenses	9,756,434
Net Investment Income	48,141,621

OPPENHEIMER CORE BOND FUND	33

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$38,317,061
Closing and expiration of futures contracts	866,906
Net realized gain	39,183,967
Net change in unrealized appreciation/depreciation on:
Investments	30,715,264
Futures contracts	(1,079,631)
Net change in unrealized appreciation/depreciation	29,635,633
Net Increase in Net Assets Resulting from Operations	$116,961,221

See accompanying Notes to Financial Statements.

34	OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$48,141,621	$51,146,862
Net realized gain	39,183,967	34,364,629
Net change in unrealized appreciation/depreciation	29,635,633	(2,369,293)
Net increase in net assets resulting from operations	116,961,221	83,142,198
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(16,509,628)	(18,164,405)
Class B	(905,471)	(1,060,869)
Class C	(3,751,632)	(4,100,631)
Class I	(4,432)	—
Class N	(1,359,967)	(1,679,470)
Class Y	(26,456,966)	(28,840,007)
	(48,988,096)	(53,845,382)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	24,014,625	(22,388,876)
Class B	(789,115)	(2,845,776)
Class C	7,683,891	4,775,030
Class I	2,274,085	—
Class N	(2,160,721)	(3,828,280)
Class Y	(31,743,521)	54,760,344
	(720,756)	30,472,442
Net Assets
Total increase	67,252,369	59,769,258
Beginning of period	1,192,278,991	1,132,509,733
End of period (including accumulated net investment income of $992,747 and $114,288, respectively)	$1,259,531,360	$1,192,278,991

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND	35

FINANCIAL HIGHLIGHTS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class A	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.63	$6.46	$6.12	$6.12	$10.18
Income (loss) from investment operations:
Net investment income[2]	.26	.29	.31	.41	.56
Net realized and unrealized gain (loss)	.37	.18	.35	—[3]	(4.06)
Total from investment operations	.63	.47	.66	.41	(3.50)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.30)	(.32)	(.17)	—
Tax return of capital distribution	—	—	—	(.24)	(.56)
Total dividends and/or distributions to shareholders	(.26)	(.30)	(.32)	(.41)	(.56)
Net asset value, end of period	$7.00	$6.63	$6.46	$6.12	$6.12
Total Return, at Net Asset Value[4]	9.72%	7.44%	10.96%	7.29%	(35.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$453,044	$405,745	$418,034	$370,941	$465,375
Average net assets (in thousands)	$428,283	$394,500	$417,031	$367,832	$786,186
Ratios to average net assets:[5]
Net investment income	3.78%	4.37%	4.79%	7.11%	6.20%
Total expenses[6]	1.04%	1.06%	1.12%	1.17%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.88%	0.82%	0.90%
Portfolio turnover rate[7]	141%	94%	98%	115%	52%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.13%
Year Ended December 31, 2009	1.19%
Year Ended December 31, 2008	0.92%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

36	OPPENHEIMER CORE BOND FUND

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class B	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.63	$6.46	$6.12	$6.12	$10.17
Income (loss) from investment operations:
Net investment income[2]	.21	.24	.26	.37	.49
Net realized and unrealized gain (loss)	.37	.18	.35	(.01)	(4.04)
Total from investment operations	.58	.42	.61	.36	(3.55)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.25)	(.27)	(.15)	—
Tax return of capital distribution	—	—	—	(.21)	(.50)
Total dividends and/or distributions to shareholders	(.21)	(.25)	(.27)	(.36)	(.50)
Net asset value, end of period	$7.00	$6.63	$6.46	$6.12	$6.12
Total Return, at Net Asset Value[3]	8.91%	6.65%	10.14%	6.49%	(36.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,312	$28,496	$30,636	$33,005	$42,617
Average net assets (in thousands)	$29,027	$27,444	$33,579	$33,018	$76,116
Ratios to average net assets:[4]
Net investment income	3.05%	3.63%	4.09%	6.35%	5.43%
Total expenses[5]	2.06%	2.22%	2.32%	2.43%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.63%	1.57%	1.65%
Portfolio turnover rate[6]	141%	94%	98%	115%	52%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	2.08%
Year Ended December 30, 2011	2.24%
Year Ended December 31, 2010	2.33%
Year Ended December 31, 2009	2.45%
Year Ended December 31, 2008	1.87%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND	37

FINANCIAL HIGHLIGHTS    Continued

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class C	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.63	$6.46	$6.13	$6.13	$10.18
Income (loss) from investment operations:
Net investment income[2]	.21	.24	.26	.37	.50
Net realized and unrealized gain (loss)	.38	.18	.34	(.01)	(4.05)
Total from investment operations	.59	.42	.60	.36	(3.55)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.25)	(.27)	(.15)	—
Tax return of capital distribution	—	—	—	(.21)	(.50)
Total dividends and/or distributions to shareholders	(.21)	(.25)	(.27)	(.36)	(.50)
Net asset value, end of period	$7.01	$6.63	$6.46	$6.13	$6.13
Total Return, at Net Asset Value[3]	9.06%	6.64%	9.95%	6.49%	(36.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,187	$114,942	$107,517	$96,829	$108,673
Average net assets (in thousands)	$120,749	$106,644	$108,324	$94,555	$169,737
Ratios to average net assets:[4]
Net investment income	3.04%	3.60%	4.04%	6.31%	5.49%
Total expenses[5]	1.77%	1.82%	1.89%	1.97%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.63%	1.56%	1.65%
Portfolio turnover rate[6]	141%	94%	98%	115%	52%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.79%
Year Ended December 30, 2011	1.84%
Year Ended December 31, 2010	1.90%
Year Ended December 31, 2009	1.99%
Year Ended December 31, 2008	1.68%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

38	OPPENHEIMER CORE BOND FUND

Period Ended December 31,
Class I	2012[1]

Per Share Operating Data
Net asset value, beginning of period	$ 6.75
Income (loss) from investment operations:
Net investment income[2]	.16
Net realized and unrealized gain	.28

Total from investment operations	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)
Tax return of capital distribution	—

Total dividends and/or distributions to shareholders	(.19)
Net asset value, end of period	$7.00

Total Return, at Net Asset Value[3]	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,273
Average net assets (in thousands)	$ 109
Ratios to average net assets:[4]
Net investment income	3.91%
Total expenses[5]	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.49%
Portfolio turnover rate[6]	141%

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended December 31, 2012	0.54%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND	39

FINANCIAL HIGHLIGHTS    Continued

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class N	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.62	$6.45	$6.12	$6.12	$10.17
Income (loss) from investment operations:
Net investment income[2]	.24	.27	.29	.40	.54
Net realized and unrealized gain (loss)	.39	.18	.34	(.01)	(4.05)
Total from investment operations	.63	.45	.63	.39	(3.51)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.28)	(.30)	(.16)	—
Tax return of capital distribution	—	—	—	(.23)	(.54)
Total dividends and/or distributions to shareholders	(.25)	(.28)	(.30)	(.39)	(.54)
Net asset value, end of period	$7.00	$6.62	$6.45	$6.12	$6.12
Total Return, at Net Asset Value[3]	9.61%	7.18%	10.51%	7.02%	(35.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,986	$38,071	$40,884	$40,051	$54,092
Average net assets (in thousands)	$37,700	$38,729	$41,730	$42,761	$83,422
Ratios to average net assets:[4]
Net investment income	3.54%	4.11%	4.56%	6.88%	6.01%
Total expenses[5]	1.32%	1.36%	1.47%	1.56%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.13%	1.07%	1.15%
Portfolio turnover rate[6]	141%	94%	98%	115%	52%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	1.34%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.58%
Year Ended December 31, 2008	1.28%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

40	OPPENHEIMER CORE BOND FUND

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class Y	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$6.62	$6.45	$6.11	$6.12	$10.16
Income (loss) from investment operations:
Net investment income[2]	.29	.31	.33	.43	.60
Net realized and unrealized gain (loss)	.37	.19	.35	(.02)	(4.04)
Total from investment operations	.66	.50	.68	.41	(3.44)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.33)	(.34)	(.17)	—
Tax return of capital distribution	—	—	—	(.25)	(.60)
Total dividends and/or distributions to shareholders	(.29)	(.33)	(.34)	(.42)	(.60)
Net asset value, end of period	$6.99	$6.62	$6.45	$6.11	$6.12
Total Return, at Net Asset Value[3]	10.18%	7.87%	11.38%	7.44%	(35.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$607,729	$605,025	$535,439	$537,655	$ 803,777
Average net assets (in thousands)	$619,804	$577,367	$540,778	$598,909	$1,006,642
Ratios to average net assets:[4]
Net investment income	4.20%	4.76%	5.22%	7.51%	6.78%
Total expenses[5]	0.51%	0.52%	0.57%	0.62%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.49%	0.50%	0.51%	0.51%
Portfolio turnover rate[6]	141%	94%	98%	115%	52%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2012	0.53%
Year Ended December 30, 2011	0.54%
Year Ended December 31, 2010	0.58%
Year Ended December 31, 2009	0.64%
Year Ended December 31, 2008	0.51%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND	41

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return by investing mainly in debt instruments. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of December 31, 2012, approximately 46.4% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on April 27, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn

42	OPPENHEIMER CORE BOND FUND

interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$485,939,816
Sold securities	53,334,792

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities

OPPENHEIMER CORE BOND FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2012 is as follows:

Cost	$1,703,335
Market Value	$140,053
Market Value as a % of Net Assets	0.01%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$1,566,642	$—	$476,222,052	$59,493,067

44	OPPENHEIMER CORE BOND FUND

1. As of December 31, 2012, the Fund had $474,700,478 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$8,503,236
2017	466,197,242

Total	$474,700,478

2. The Fund had $1,521,574 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2012, the Fund utilized $36,114,556 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 30, 2011, the Fund utilized $34,608,648 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$1,724,934	$1,724,934

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$48,988,096	$53,845,382

OPPENHEIMER CORE BOND FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,621,997,531
Federal tax cost of other investments	(199,132,633)

Total federal tax cost	$1,422,864,898

Gross unrealized appreciation	$67,023,745
Gross unrealized depreciation	(7,530,678)

Net unrealized appreciation	$59,493,067

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades

46	OPPENHEIMER CORE BOND FUND

in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price

OPPENHEIMER CORE BOND FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

48	OPPENHEIMER CORE BOND FUND

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

OPPENHEIMER CORE BOND FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$127,254,109	$—	$127,254,109
Mortgage-Backed Obligations	—	741,092,498	202,665	741,295,163
U.S. Government Obligations	—	49,300,887	—	49,300,887
Corporate Bonds and Notes	—	537,792,902	—	537,792,902
Investment Company	225,847,537	—	—	225,847,537

Total Investments, at Value	225,847,537	1,455,440,396	202,665	1,681,490,598
Other Financial Instruments:
Futures margins	235,170	—	—	235,170

Total Assets	$226,082,707	$1,455,440,396	$202,665	$1,681,725,768

Liabilities Table
Other Financial Instruments:
Futures margins	$(429,811)	$—	$—	$(429,811)

Total Liabilities	$(429,811)	$—	$—	$(429,811)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(229,777)	$229,777

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

50	OPPENHEIMER CORE BOND FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012[1]		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	19,529,134	$133,972,924	20,776,412	$136,599,909
Dividends and/or distributions reinvested	2,194,836	15,064,077	2,456,038	16,136,755
Redeemed	(18,249,751)	(125,022,376)	(26,753,427)	(175,125,540)

Net increase (decrease)	3,474,219	$24,014,625	(3,520,977)	$(22,388,876)

Class B
Sold	1,538,589	$10,501,160	1,745,473	$11,493,315
Dividends and/or distributions reinvested	125,659	861,773	151,110	992,271
Redeemed	(1,778,106)	(12,152,048)	(2,341,349)	(15,331,362)

Net decrease	(113,858)	$(789,115)	(444,766)	$(2,845,776)

Class C
Sold	5,697,770	$39,080,365	7,808,068	$51,505,360
Dividends and/or distributions reinvested	496,855	3,414,063	552,423	3,631,907
Redeemed	(5,090,745)	(34,810,537)	(7,668,485)	(50,362,237)

Net increase	1,103,880	$7,683,891	692,006	$4,775,030

Class I
Sold	328,473	$2,299,071	—	$—
Dividends and/or distributions reinvested	592	4,149	—	—
Redeemed	(4,163)	(29,135)	—	—

Net increase	324,902	$2,274,085	—	$—

Class N
Sold	1,746,734	$11,956,485	1,417,774	$9,311,251
Dividends and/or distributions reinvested	168,083	1,153,240	201,267	1,321,212
Redeemed	(2,234,961)	(15,270,446)	(2,206,221)	(14,460,743)

Net decrease	(320,144)	$(2,160,721)	(587,180)	$(3,828,280)

Class Y
Sold	19,452,495	$133,549,667	23,862,540	$156,458,018
Dividends and/or distributions reinvested	3,840,624	26,312,346	4,383,479	28,769,150
Redeemed	(27,803,181)	(191,605,534)	(19,868,048)	(130,466,824)

Net increase (decrease)	(4,510,062)	$(31,743,521)	8,377,971	$54,760,344

1. For the period ended December 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from April 27, 2012 (inception of offering) to December 31, 2012, for Class I shares.

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NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,294,885,707	$1,270,842,922
U.S. government and government agency obligations	44,762,446	40,596,423
To Be Announced (TBA) mortgage-related securities	6,141,849,607	6,191,530,701

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.50%
Over $1 billion	0.35

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2012, the Fund paid $1,650,575 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

52	OPPENHEIMER CORE BOND FUND

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$1,396,664
Class C	4,165,453
Class N	1,843,043

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
December 31, 2012	$261,119	$1,563	$59,518	$15,145	$2,344

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “total annual operating expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares; 1.65% for Class B and Class C shares; 1.15% for Class N shares and 0.65% for Class Y shares. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $490,884, $74,303, $113,819 and $53,263 for Class A, Class B, Class C and Class N, respectively.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to March 1, 2012. Effective March 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

OPPENHEIMER CORE BOND FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

During the year ended December 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$39,254

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $206,593 for IMMF management fees.

The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended December 31, 2012, the Manager reimbursed the Fund $108,971 for legal costs and fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

54	OPPENHEIMER CORE BOND FUND

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$235,170	*	Futures margins	$429,811	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

OPPENHEIMER CORE BOND FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Total
Interest rate contracts	$(90,392)	$866,906	$776,514

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(1,079,631)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $80,392,058 and $239,260,485 on futures contracts purchased and sold, respectively.

56	OPPENHEIMER CORE BOND FUND

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended December 31, 2012, the Fund had an ending monthly average market value of $5,692 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of December 31, 2012, the Fund had no outstanding written or purchased options.

7. Restricted Securities

As of December 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

OPPENHEIMER CORE BOND FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

8. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or

58	OPPENHEIMER CORE BOND FUND

directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER CORE BOND FUND	59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Integrity Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds), including the statement of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Core Bond Fund for the year ended December 31, 2008 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

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FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2012 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2012, the maximum amount allowable but not less than $45,713,394 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER CORE BOND FUND	61

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load intermediate investment-grade debt funds. The Board noted that the Fund outperformed for the one-year period, but underperformed its performance universe median for the three-, five- and ten-year periods. The Board noted that performance has improved since the appointment of a new portfolio manager effective April 1, 2009, and that longer term performance figures still reflect performance attributable to the previous management team.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load intermediate investment-grade debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were lower than its expense group median and average. The Fund’s contractual management fees

OPPENHEIMER CORE BOND FUND	63

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

were equal to its expense group median and higher than its expense group average. The Fund’s total expenses were higher than its expense group median and average. The Board considered that the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after any fee waiver and/or expense reimbursement (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.90% for Class A Shares, 1.65% for Class B and Class C Shares, 1.15% for Class N Shares, and 0.65% for Class Y Shares. The Manager may not modify or terminate these limitations until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees,

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approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER CORE BOND FUND	65

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS BIOS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Age: 72	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2001) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER CORE BOND FUND	67

TRUSTEES AND OFFICERS BIOS    Continued

Beverly L. Hamilton, Trustee (since 2002) Age: 66	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 61	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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F. William Marshall, Jr., Trustee (since 2001) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

OPPENHEIMER CORE BOND FUND	69

TRUSTEES AND OFFICERS BIOS    Continued

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 52	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President (March 2009-December 2012). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 14 portfolios in the OppenheimerFunds complex.

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Peter A. Strzalkowski, Vice President (since 2009) Age: 47	Vice President of the Sub-Adviser (since August 2007), CFA and a member of the Sub-Adviser’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Sub-Adviser, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

OPPENHEIMER CORE BOND FUND	71

TRUSTEES AND OFFICERS BIOS    Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CORE BOND FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER CORE BOND FUND	73

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

74	OPPENHEIMER CORE BOND FUND

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER CORE BOND FUND	75

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0285.001.1212 February 22, 2013

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $37,000 in fiscal 2012 and $39,000 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2012 and $1,500 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $264,139 in fiscal 2012 and $414,870 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $1,050 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $451,924 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $717,563 in fiscal 2012 and $417,420 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non—audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/11/2013